EXHIBIT
                                      10.10

                            E.A.J. Shoppington, Inc.
                               d/b/a Eat at Joe's
              Shoppington Mall - DeWitt, New York - Onondaga County
                                2,453 Square Feet

                                 Wilmorite, Inc.
                                Teresa M. Rubert
                       1265 Scottsville Road, P.O. Box 370
                            Rochester, New York 14602
                                 (716) 464-9400

Preopening Date    Rent Commencement Date      Opening Date    Termination Date
July 1, 1998        January 1, 1998                            December 21,2012

RENEWAL OPTION:

EARLY TERMINATION OPTION:

FINANCIAL INFORMATION:

Security Deposit: -0-

* Base Rent:                         Years   1-5      Years 6-10    Years 11-15
                     Monthly:          $4,166.67       $4,583.33      $5,000.00
                     Annual:          $50,000.00      $55,000.00     $60,000.00
                     Square Foot:

*Alternate Rent: If within the first two years, gross sales do not exceed $375,000.00, then commencing on the third year tenant is to pay 5% of the gross sales per month as rent.

Percentage Rent:     Break Point: $833,333.00 for 1 full lease term
                              Percentage:   6%

Common Area Maintenance: * Shopping Center Maintenance Charge: Expenses times (2,453 sq. ft. divide Total number of square feet of leased area of all tenants)
* Mall Maintenance Charge: Expenses times (2,453 sq. ft. divide Total number of square feet of leased area of all tenants)

Food Court Maintenance:

Marketing/Advertising/Promotional Fees/ Merchant's Association: * $2,453.00 per year.

Utility Service Charge: Tenant to pay Landlord, as additional rent, charges for electric, sewer, water, heating, ventilation and air conditioning on premises, as used.

Construction Allowance/Rent Concession: Tenant to be reimbursed $55,000.00 for initial construction; 1/2 when construction work is half completed, 1/2 upon completion.
* Tenant agrees to remodel premises now, and prior to the end of the 10th year.

Other Pass-Through Charges: Taxes, or Payment in Lieu of Taxes (PILOT)

Department Store:                   Expansion Rent Decreases:

RADIUS RESTRICTIONS: * No Kiosk within 25 feet (25') of Tenant's storefront.
* Tenant agrees to not operate another store within a radius of two (2) miles.

ASSIGNMENT/SUBLETTING:                  Conformed

GUARANTOR:           EAJ Holding Corporation, Inc.
                     1415 East Rt. 70, Suite 412
                     Cherry Hill, NJ 08034

GUARANTOR LIMITATIONS: Guarantor is limited to default's occurring during the first three (3) full lease years.